NUVEEN HIGH YIELD BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN SHORT DURATION BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE PROSPECTUS DATED JANUARY 18, 2011,

AS PREVIOUSLY SUPPLEMENTED

WITH RESPECT TO THE NUVEEN SHORT DURATION BOND FUND ON FEBRUARY 25, 2011

The section entitled “General Information—Net Asset Value” is hereby replaced in its entirety with the following:

The price you pay for your shares is based on a fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of a fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by a fund’s investment adviser or sub-adviser. Values provided for municipal bonds and loans are intended to represent the mean between the bid and asked prices, while values provided for other debt securities are intended to represent bid prices. Equity securities generally are valued at the last reported sales price or official closing price on an exchange, if available. Foreign securities and currency held by a fund will be valued in U.S. dollars based on foreign currency exchange rate quotations supplied by an independent quotation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A fund may rely on an independent fair valuation service in making any such fair value determinations.

If a fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV3P-0311P

NUVEEN HIGH YIELD BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN SHORT DURATION BOND FUND

NUVEEN SYMPHONY CREDIT OPPORTUNITIES FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 18, 2011,

AS PREVIOUSLY SUPPLEMENTED FEBRUARY 7, 2011

The section entitled “Net Asset Value” is hereby replaced in its entirety with the following:

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-INV3SAI-0311P